SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A2

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  August 30, 1999



                             PRINTONTHENET.COM, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


           000-14614                                    59-1270754
--------------------------------------------------------------------------------
   (Commission File Number)                (IRS Employer Identification No.)


7700 N.W. 37TH AVENUE, MIAMI, FLORIDA                      33147
--------------------------------------------------------------------------------
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone no. including area code:        (305) 691-2800
                                                       --------------

                                 NET LNNX, INC.
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

         This Current Report on Form 8-K/A2 is filed by PrintOnTheNet.Com (the "Company") as a second amendment to that certain Current Report on Form 8-K filed by the Company on September 13, 1999.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
         ------------------------------------------------------------------

FINANCIAL STATEMENTS

(a) Financial Statements of Businesses Acquired

         The following audited financial statements of Bailey's Printing Plus, Inc. ("Bailey's") as of and for the years ended December 31, 1998 and 1997 are provided herein:

         (1) Independent Auditor's Report

         (2) Balance Sheets as of December 31, 1998 and 1997

         (3) Statements of Operations and Retained Earnings for the years ended December 31, 1998 and 1997

         (4) Statements of Cash Flows for the years ended December 31, 1998 and 1997

         (5) Notes to Financial Statements for the years ended December 31, 1998 and 1997

         The following unaudited financial statements of Bailey's as of and for the six month interim periods ended June 30, 1999 and 1998 are provided herein:

         (1) Balance Sheets as of June 30, 1999 and 1998

         (2) Statements of Operations and Retained Earnings for the six month periods ended June 30, 1999 and 1998

         (3) Statements of Cash Flows for the six month periods ended June 30, 1999 and 1998

         The following audited financial statements of Ivan's Quik Print, Inc. ("Ivan's") as of and for the years ended December 31, 1998 and 1997 are provided herein:

         (1) Independent Auditor's Report

         (2) Balance Sheets as of December 31, 1998 and 1997

         (3) Statements of Operations and Retained Earnings for the years ended December 31, 1998 and 1997

         (4) Statements of Cash Flows for the years ended December 31, 1998 and 1997

         (5) Notes to Financial Statements for the years ended December 31, 1998 and 1997

         The following unaudited financial statements of Ivan's as of and for the six month interim periods ended June 30, 1999 and 1998 are provided herein:

         (1) Balance Sheets as of June 30, 1999 and 1998

         (2) Statements of Operations and Retained Earnings for the six month periods ended June 30, 1999 and 1998

         (3) Statements of Cash Flows for the six month periods ended June 30, 1999 and 1998

To the Board of Directors of
PrintOnTheNet.Com


INDEPENDENT AUDITOR'S REPORT


I have audited the accompanying balance sheet of Bailey's Printing Plus, Inc., a Florida Sub-chapter S corporation, as of December 31, 1998 and the related statements of operations and retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted this audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for our opinion.

In my opinion, the financial statements referred to above present fairly in all material respects the financial position of Bailey's Printing Plus, Inc., as of December 31, 1998, and the results of operations and cash flow for the year then ended in conformity with generally accepted accounting principles.


Esteban Brown CPA, PA




Miami, Florida

November 8, 1999

BAILEY' S PRINTING PLUS, INC.
BALANCE SHEET

---------------------------------------------------------------------------------------------------------------
As at December 31, 1998
---------------------------------------------------------------------------------------------------------------
ASSETS

CURRENT ASSETS
      Cash                                                                                      $            0
      Accounts receivable                                                                               22,105
      Inventory                                                                                          3,086
---------------------------------------------------------------------------------------------------------------
                            TOTAL CURRENT ASSETS                                                        25,191
---------------------------------------------------------------------------------------------------------------

PROPERTY AND EQUIPMENT
      Manufacturing equipment                                                                           38,429
      Less accumulated depreciation                                                                    (18,413)
---------------------------------------------------------------------------------------------------------------
                            PROPERTY AND EQUIPMENT, NET                                                 20,016
---------------------------------------------------------------------------------------------------------------

OTHER ASSETS
      Deposits                                                                                           1,260
---------------------------------------------------------------------------------------------------------------
                            TOTAL OTHER  ASSETS                                                          1,260
---------------------------------------------------------------------------------------------------------------

TOTAL ASSETS                                                                                    $       46,467
===============================================================================================================

LIABILITIES AND STOCKHOLDERS ' EQUITY (DEFICIT)

CURRENT LIABILITIES
      Bank overdraft                                                                                     9,688
      Capitalized lease obligation, short term portion (Note 2)                                          1,490
      Accounts payable and accrued expenses                                                             19,549
      Sales taxes payable                                                                                1,529
      Shareholder loan                                                                                   3,159
---------------------------------------------------------------------------------------------------------------
                            TOTAL CURRENT LIABILITIES                                                   35,415
---------------------------------------------------------------------------------------------------------------

LONG - TERM LIABILITIES
      Capitalized lease obligation (Note 2)                                                             12,361
---------------------------------------------------------------------------------------------------------------
                            TOTAL LONG  - TERM LIABILITIES                                              12,361
---------------------------------------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY (DEFICIT)
      Common stock, 5,000 shares authorized, issued and outstanding                                      1,000
      Deficit in Retained earnings                                                                      (2,309)
---------------------------------------------------------------------------------------------------------------
                            TOTAL STOCKHOLDERS' EQUITY (DEFICIT)                                        (1,309)
---------------------------------------------------------------------------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)                                            $       46,467
===============================================================================================================

See accountants' audit report and accompanying notes


BAILEY' S PRINTING PLUS, INC.
STATEMENTS OF OPERATIONS AND RETAINED EARNINGS

--------------------------------------------------------------------------------------------------------
For the year ended December 31, 1998
--------------------------------------------------------------------------------------------------------
REVENUES                                                                        $               390,312

COST OF SALES                                                                                   177,823
--------------------------------------------------------------------------------------------------------

          GROSS PROFIT                                                                          212,489
--------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
      Salaries and related costs                                                                134,340
      Rent                                                                                       23,672
      Insurance                                                                                  22,001
      Maintenance                                                                                 8,180
      Advertising                                                                                 6,930
      Office costs                                                                                6,261
      Automobile expense                                                                          6,175
      Telephone                                                                                   5,597
      Depreciation                                                                                3,795
      Interest                                                                                    2,411
      Utilities                                                                                   2,345
      Professional fees                                                                           1,400
      Other                                                                                         991
      Laundry                                                                                       460
--------------------------------------------------------------------------------------------------------

          TOTAL OPERATING EXPENSES                                                              224,558
--------------------------------------------------------------------------------------------------------

NET LOSS                                                                                        (12,069)

RETAINED EARNINGS - BEGINNING                                                                     9,760
--------------------------------------------------------------------------------------------------------

DEFICIT IN RETAINED EARNINGS - ENDING                                           $                (2,309)
========================================================================================================

See accountants' audit report and accompanying notes


BAILEY' S PRINTING PLUS, INC.
STATEMENT OF CASH FLOWS

------------------------------------------------------------------------------------------------------
For the year ended December 31, 1998
------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
      Net Loss                                                                     $          (12,069)
------------------------------------------------------------------------------------------------------

      Adjustmentsto reconcile net loss to net cash provided by operating activities:
          Depreciation                                                                          3,795
          (Increase) decrease in:
                 Accounts receivable                                                           (4,061)
                 Inventory                                                                        200
          Increase (decrease) in:
                 Bank overdraft                                                                 9,251
                 Accounts payable and accrued expenses                                          5,963
                 Payroll and sales taxes payable                                               (3,273)
                 Shareholder loan                                                               3,159
------------------------------------------------------------------------------------------------------
                 TOTAL ADJUSTMENTS                                                             15,034
------------------------------------------------------------------------------------------------------

NET CASH PROVIDED BY OPERATING ACTIVITIES                                                       2,965
------------------------------------------------------------------------------------------------------


CASH FLOWS FROM FINANCING ACTIVITIES
          Principal repayment on equipment financing                                           (2,965)
------------------------------------------------------------------------------------------------------
NET CASH FLOWS USED BY FINANCING ACTIVITIES                                                    (2,965)
------------------------------------------------------------------------------------------------------

NET INCREASE IN CASH                                                                                0

CASH  - BEGINNING OF YEAR                                                                           0
------------------------------------------------------------------------------------------------------

CASH  - END OF YEAR                                                                $                0
======================================================================================================

See accountants' audit report and accompanying notes

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

         NATURE OF OPERATIONS

         Bailey's Printing Plus, Inc., (Company), was incorporated in the State of Florida on January 6, 1992, and has operated as quick print shop since it's inception.

         REVENUE RECOGNITION

         The company recognizes revenue on the accrual basis of accounting and recognizes income upon completion of the jobs.

         INCOME TAXES

         The company, with the consent of its shareholders has elected for income tax purposes to be taxed as a Subchapter-S corporation.

         Under the provisions of the Internal Revenue Code, Sub-S corporations are not taxable entities instead the shareholders are taxed on their proportionate share of the company's taxable income. Accordingly, no provision for federal or state income tax has been provided in the accompanying income statements.

         INVENTORIES

         Inventory, consisting of printing supplies, is valued at the lower of cost or market value using the first-in first-out method.

         PROPERTY AND EQUIPMENT

         Property and equipment, consisting of computers and manufacturing equipment is stated at cost, less accumulated depreciation. Depreciation commences when the assets are placed in service and computed using the straight-line method over the estimated useful lives of the assets, which are five to ten years.

         ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. These estimates and assumptions may affect the reported amounts of assets, liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

         FAIR VALUE OF FINANCIAL INSTRUMENTS

         Cash, receivables, accounts payable, debt, accrued expenses and other liabilities are carried at amounts which reasonably approximate their fair value due to the short-term nature of these amounts or due to variable rates of interest which are consistent with current market rates.

NOTE 2 - CAPITAL LEASE OBLIGATION

         The Company is a party to a five-year capital lease obligation for the purchase of equipment dated July 1997. The monthly payment is $435 and bears 14.9 % finance cost. At the conclusion of the lease the Company has a $1.00 purchase option. The lease is secured by manufacturing equipment. As of December 31, 1998 the current portion on this obligation was $1,490.

NOTE 3 - COMMITMENTS

         The Company is a party to several operating leases as follows.

         Facility: A five year lease on the manufacturing facility dated February 1992, and extended for an additional five year period through January 2002. The lease is subject to pass through cost escalations, and the current monthly rental is $ 1,974.

         A twenty-four month lease on a van dated June 1998, with monthly payments of $361.

         Approximate minimum annual rentals on these operating leases are as follows.

                                    1999                        $   28,020
                                    2000                        $   25,495
                                    2001                        $   23,690
                                    2002                        $   23,690
                                                                ----------

                                    Total                       $  100,985
                                                                ==========

         Total rental payments on these leases and other operating leases expired during the year ended December 31, 1998 totaled approximately $27,924.

NOTE 4 - SUBSEQUENT EVENTS

         On August 25, 1999, the Company entered into a transaction with PrintOnTheNet.Com a publicly traded company. Under the terms of this transaction the Company sold certain assets and debt, its customer list, and other intangible assets for a total price of $251,000 in cash, stock of the acquiring company, and debt assumed by the acquiring company.

To the Board of Directors of
PrintOnTheNet.Com


INDEPENDENT AUDITOR'S REPORT


I have audited the accompanying balance sheet of Bailey's Printing Plus, Inc., a Florida Sub-chapter S corporation, as of December 31, 1997 and the related statements of income and retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted this audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly in all material respects, the financial position of Bailey's Printing Plus, Inc., as of December 31, 1997, and the results of operations and cash flow for the year then ended in conformity with generally accepted accounting principles.

Esteban Brown CPA, PA





Miami, Florida

November 8, 1999


BAILEY' S PRINTING PLUS, INC.
BALANCE SHEET

---------------------------------------------------------------------------------------------------------
As at December 31, 1997
---------------------------------------------------------------------------------------------------------
ASSETS

CURRENT ASSETS
      Cash                                                                           $                 0
      Accounts receivable                                                                         18,044
      Inventory                                                                                    3,286
---------------------------------------------------------------------------------------------------------
                        TOTAL CURRENT ASSETS                                                      21,330
---------------------------------------------------------------------------------------------------------

PROPERTY AND EQUIPMENT
      Manufacturing equipment                                                                     38,429
      Less accumulated depreciation                                                              (14,619)
---------------------------------------------------------------------------------------------------------
                        PROPERTY AND EQUIPMENT, NET                                               23,810
---------------------------------------------------------------------------------------------------------

OTHER ASSETS
      Deposits                                                                                     1,260
---------------------------------------------------------------------------------------------------------
                        TOTAL OTHER  ASSETS                                                        1,260
---------------------------------------------------------------------------------------------------------

TOTAL ASSETS                                                                         $            46,400
=========================================================================================================

LIABILITIES AND STOCKHOLDERS ' EQUITY

CURRENT LIABILITIES
      Bank overdraft                                                                                 437
      Capitalized lease obligation, short term portion (Note 2)                                    2,313
      Accounts payable and accrued expenses                                                       13,586
      Payroll and sales taxes payable                                                              4,802
---------------------------------------------------------------------------------------------------------
                        TOTAL CURRENT LIABILITIES                                                 21,138
---------------------------------------------------------------------------------------------------------

LONG - TERM LIABILITIES
      Capitalized lease obligation (Note 2)                                                       14,502
---------------------------------------------------------------------------------------------------------
                        TOTAL LONG  - TERM LIABILITIES                                            14,502
---------------------------------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY
      Common stock, 5,000 shares authorized, issued and outstanding                                1,000
      Retained earnings                                                                            9,760
---------------------------------------------------------------------------------------------------------
                        TOTAL STOCKHOLDERS' EQUITY                                                10,760
---------------------------------------------------------------------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                           $            46,400
=========================================================================================================

See accountants' audit report and accompanying notes


BAILEY' S PRINTING PLUS, INC.
STATEMENT S OF INCOME AND RETAINED EARNINGS

--------------------------------------------------------------------------------------------------
For the year ended December 31, 1997
--------------------------------------------------------------------------------------------------
REVENUES                                                                       $          407,341

COST OF SALES                                                                             166,047
--------------------------------------------------------------------------------------------------

          GROSS PROFIT                                                                    241,294
--------------------------------------------------------------------------------------------------

OPERATING EXPENSES
      Salaries and related costs                                                          144,178
      Rent                                                                                 23,690
      Insurance                                                                            20,842
      Office costs                                                                          9,446
      Automobile expense                                                                    7,947
      Telephone                                                                             7,487
      Advertising                                                                           4,935
      Depreciation                                                                          3,753
      Maintenance                                                                           3,713
      Utilities                                                                             2,444
      Professional fees                                                                     1,825
      Interest                                                                              1,311
      Laundry                                                                               1,215
      Other                                                                                 1,082
--------------------------------------------------------------------------------------------------

          TOTAL OPERATING EXPENSES                                                        233,868
--------------------------------------------------------------------------------------------------

NET INCOME                                                                                  7,426

RETAINED EARNINGS - BEGINNING                                                              16,962

      Distributions to shareholders                                                       (14,628)
--------------------------------------------------------------------------------------------------

RETAINED EARNINGS - ENDING                                                     $            9,760
==================================================================================================

See accountants' audit report and accompanying notes


BAILEY' S PRINTING PLUS, INC.
STATEMENT OF CASH FLOWS

-----------------------------------------------------------------------------------------------------
For the year ended December 31, 1997
-----------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
      Net Income                                                                $              7,426
-----------------------------------------------------------------------------------------------------
      Adjustments to reconcile net income to net cash provided by operating activities:
          Depreciation                                                                         3,753
          (Increase) decrease in:
              Accounts receivable                                                              5,292
              Inventory                                                                           22
              Shareholders loans                                                               4,242
          Increase (decrease) in:
              Bank overdraft                                                                  (4,826)
              Accounts payable and accrued expenses                                                0
              Payroll and sales taxes payable                                                  1,618
-----------------------------------------------------------------------------------------------------
              TOTAL ADJUSTMENTS                                                               10,101
-----------------------------------------------------------------------------------------------------

NET CASH PROVIDED BY OPERATING ACTIVITIES                                                     17,527
-----------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
          Distributions to shareholders                                                      (14,628)
          Purchase of equipment                                                              (19,715)
-----------------------------------------------------------------------------------------------------
NET CASH FLOWS USED BY INVESTING ACTIVITIES                                                  (34,343)
-----------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
          Proceeds from equipment financing                                                   18,550
          Principal repayment on equipment financing                                          (1,734)
-----------------------------------------------------------------------------------------------------
NET CASH FLOWS PROVIDED BY FINANCING ACTIVITIES                                               16,816
-----------------------------------------------------------------------------------------------------

NET INCREASE IN CASH                                                                               0

CASH AND EQUIVALENTS - BEGINNING OF YEAR                                                           0
-----------------------------------------------------------------------------------------------------

CASH AND EQUIVALENTS - END OF YEAR                                              $                  0
=====================================================================================================

See accountants' audit report and accompanying notes

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

         NATURE OF OPERATIONS

         Bailey's Printing Plus, Inc., (Company), was incorporated in the State of Florida on January 6, 1992, and has operated as quick print shop since it's inception.

         REVENUE RECOGNITION

         The company recognizes revenue on the accrual basis of accounting and recognizes income upon completion of the jobs.

         INCOME TAXES

         The company, with the consent of its shareholders has elected for income tax purposes to be taxed as a Subchapter-S corporation.

         Under the provisions of the Internal Revenue Code, Sub-S corporations are not taxable entities instead the shareholders are taxed on their proportionate share of the company's taxable income. Accordingly, no provision for federal or state income tax has been provided in the accompanying income statements.

         INVENTORIES

         Inventory, consisting of printing supplies, is valued at the lower of cost or market value using the first-in first-out method.

         PROPERTY AND EQUIPMENT

         Property and equipment, consisting of computers and manufacturing equipment is stated at cost, less accumulated depreciation. Depreciation commences when the assets are placed in service and computed using the straight-line method over the estimated useful lives of the assets, which are five to ten years.

         ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. These estimates and assumptions may affect the reported amounts of assets, liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

         FAIR VALUE OF FINANCIAL INSTRUMENTS

         Cash, receivables, accounts payable, debt, accrued expenses and other liabilities are carried at amounts which reasonably approximate their fair value due to the short-term nature of these amounts or due to variable rates of interest which are consistent with current market rates.

NOTE 2 - CAPITAL LEASE OBLIGATION

         The Company is a party to a five-year capital lease obligation for the purchase of equipment dated July 1997. The monthly payment is $435 and bears 14.9 % finance cost. At the conclusion of the lease the Company has a $1.00 purchase option. The lease is secured by manufacturing equipment. As of December 31, 1997 the current portion on this obligation was $ 2,058.

NOTE 3 - COMMITMENTS

         The Company is a party to several operating leases as follows.

         Facility: A five year lease on the manufacturing facility dated February 1992, and extended for an additional five year period through January 2002. The lease is subject to pass through cost escalations, and the current monthly rental is $ 1,974.

         A twenty-four month lease on a van dated June 1996, with monthly payments of $349.

         Approximate minimum annual rentals on these operating leases are as follows.

                                   1998      $   27,960
                                   1999      $   28,020
                                   2000      $   25,495
                                   2001      $   23,690
                                   2002      $   23,690
                                             ----------

                                   Total     $  128,855
                                             ==========

         Total rental payments on these leases totaled $ 28, 057 for the year ended December 31, 1997.

NOTE 4 - SUBSEQUENT EVENTS

         On August 25, 1999, the Company entered into a transaction with PrintOnTheNet.Com a publicly traded company. Under the terms of this transaction the Company sold certain assets and debt, its customer list, and other intangible assets for a total price of $251,000 in cash, stock of the acquiring company, and debt assumed by the acquiring company.


BAILEY'S PRINTING PLUS, INC.
CONDENSED BALANCE SHEETS
(UNAUDITED)

                                                                            JUNE 30,
                                                                            --------
                                                               1999                         1998
                                                               ----                         ----
ASSETS

CURRENT ASSETS
     Cash                                                       $   2,688                    $  13,007
     Accounts receivable, net                                      29,462                       25,697
     Inventory                                                      3,086                        3,286
                                                         -----------------            -----------------
         Total Current Assets
                                                                   35,236                       41,990
                                                         -----------------            -----------------

Property and equipment, net                                        19,142                       21,913
Deposits                                                            1,260                        1,260
                                                         -----------------            -----------------

                                                                $  55,638                    $  65,163
                                                         =================            =================

LIABILITIES AND SHAREH0LDERS' EQUITY

CURRENT LIABILITIES
     Accounts payable and accrued expenses                      $  18,232                    $  20,067
     Current portion of capital lease obligations                   1,273                        2,313
                                                         -----------------            -----------------
         Total Current Liabilities                                 19,505                       22,380
                                                         -----------------            -----------------

Capital lease obligations                                          11,776                       13,020

SHAREHOLDERS' EQUITY
     Common stock                                                   1,000                        1,000
     Retained earnings                                             23,357                       28,763
                                                         -----------------            -----------------
         Total Shareholders' Equity                                24,357                       29,763
                                                         -----------------            -----------------

                                                                $  55,638                    $  65,163
                                                         =================            =================


BAILEY'S PRINTING PLUS, INC.
CONDENSED STATEMENTS OF OPERATIONS AND RETAINED EARNINGS
(UNAUDITED)

                                                            For the Six Month Period Ended June 30,
                                                               1999                         1998
                                                               ----                         ----
Net sales                                                       $ 260,956                    $ 203,457

Cost of sales                                                     144,499                      114,251
                                                         -----------------            -----------------

     Gross profit                                                 116,457
                                                                                                89,206

Selling, General and Administrative Expenses                       89,540                       69,216
                                                         -----------------            -----------------

Income from operations                                             26,917                       19,990

Interest expense                                                    1,251                          987
                                                         -----------------            -----------------

         Net income                                                25,666                       19,003

         Retained earnings (deficit) - beginning of
         period                                                     (2309)                       9,760

                                                         -----------------            -----------------

         Retained earnings - end of period                      $  23,357                    $  28,763
                                                         =================            =================

(1) Bailey's is a Subchapter S Corporation and as such any taxes required are the responsibility of the individual shareholders. Therefore, no provision for income taxes is reflected herein.


BAILEY'S PRINTING PLUS, INC.
CONDENSED STATEMENTS OF CASH FLOWS
(UNAUDITED)
                                                               For the Six Month Period Ended June 30,
                                                                    1999                       1998
                                                                    ----                       ----
Net income                                                          $  25,666                  $  19,003
Adjustments to reconcile net loss to net cash provided
     by operating activities:
         Depreciation                                                   1,724                      1,898
         Accounts receivable                                           (7,359)                    (7,654)
         Shareholder loan                                              (3,159)                         -
         Accounts payable and accrued expenses                        (12,532)                     1,242
                                                          --------------------      ---------------------
         Total adjustments                                            (21,326)                    (4,514)

Net cash flows from operating activities                                4,340                     14,489

Cash flows from investing activities:
     Expenditures for property and equipment                             (850)
                                                                                                       -

Cash flows from financing activities:
         Payments under capital lease obligations                        (802)                    (1,482)
                                                          --------------------      ---------------------

         NET INCREASE IN CASH                                           2,688                     13,007

         CASH AT BEGINNING OF PERIOD                                        -                          -
                                                          --------------------      ---------------------

         CASH AT END OF PERIOD                                      $   2,688                  $  13,007
                                                          ====================      =====================

To the Board of Directors of
PrintOnTheNet.Com


INDEPENDENT AUDITOR'S REPORT


I have audited the accompanying balance sheet of Ivan's Quick Print, Inc., a Florida corporation as of December 31, 1998 and the related statements of operations and retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted this audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects the financial position of Ivan's Quick Print, Inc., as of December 31, 1998 and the results of it's operations and it's cash flow, for the year then ended in conformity with generally accepted accounting principles.

Esteban Brown CPA, PA





Miami, Florida

November 8, 1999
                                       19


IVAN 'S QUICK PRINT, INC.
BALANCE SHEET

-----------------------------------------------------------------------------------------------------------
As at December 31, 1998
-----------------------------------------------------------------------------------------------------------
ASSETS

CURRENT ASSETS
      Cash                                                                                $          3,866
      Accounts receivable                                                                           25,292
      Inventory                                                                                      2,917
      Shareholder loan                                                                               3,408
-----------------------------------------------------------------------------------------------------------
                            TOTAL CURRENT ASSETS                                                    35,483
-----------------------------------------------------------------------------------------------------------

PROPERTY AND EQUIPMENT
      Manufacturing equipment                                                                       25,827
      Less accumulated depreciation                                                                 (8,244)
-----------------------------------------------------------------------------------------------------------
                            PROPERTY AND EQUIPMENT, NET                                             17,583
-----------------------------------------------------------------------------------------------------------


TOTAL ASSETS                                                                              $         53,066
===========================================================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES
      Note payable, current portion                                                                  2,058
      Accounts payable and accrued expenses                                                         28,453
-----------------------------------------------------------------------------------------------------------
                            TOTAL CURRENT LIABILITIES                                               30,511
-----------------------------------------------------------------------------------------------------------

LONG - TERM LIABILITIES
      Note payable long term - portion                                                               2,485
-----------------------------------------------------------------------------------------------------------
                            TOTAL LONG   - TERM LIABILITIES                                          2,485
-----------------------------------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY
      Paid-in capital                                                                                  500
      Retained earnings                                                                             19,570
-----------------------------------------------------------------------------------------------------------
                            TOTAL STOCKHOLDERS' EQUITY                                              20,070
-----------------------------------------------------------------------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                                $         53,066
===========================================================================================================

See accountants' audit report and accompanying notes


IVAN 'S QUICK PRINT, INC.
STATEMENT OF OPERATIONS AND RETAINED EARNINGS

---------------------------------------------------------------------------------------------------------
For the year ended December 31, 1998
---------------------------------------------------------------------------------------------------------
REVENUES                                                                           $             300,383

COST OF SALES                                                                                    166,178
---------------------------------------------------------------------------------------------------------

          GROSS PROFIT                                                                           134,205
---------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
      Salaries and related costs                                                                  43,173
      Occupancy costs                                                                             30,373
      Insurance                                                                                   14,921
      Automobile expense                                                                          12,054
      Office costs                                                                                 8,699
      Telephone                                                                                    5,821
      Utilities                                                                                    4,790
      Maintenance                                                                                  4,696
      Licenses and taxes                                                                           3,398
      Equipment rental                                                                             2,907
      Depreciation                                                                                 2,583
      Laundry                                                                                        949
      Professional fees                                                                              939
      Interest                                                                                       584
      Advertising                                                                                     50
---------------------------------------------------------------------------------------------------------

          TOTAL OPERATING EXPENSES                                                               135,937
---------------------------------------------------------------------------------------------------------

NET LOSS                                                                                          (1,732)

RETAINED EARNINGS - BEGINNING                                                                     21,302
---------------------------------------------------------------------------------------------------------

RETAINED EARNINGS - ENDING                                                         $              19,570
=========================================================================================================

See accountants' audit report and accompanying notes


IVAN 'S QUICK PRINT, INC.
STATEMENT OF CASH FLOWS

--------------------------------------------------------------------------------------------------------
For the year ended December 31, 1998
--------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
      Net loss                                                                     $             (1,732)
--------------------------------------------------------------------------------------------------------

      Adjustments to reconcile net loss to net cash provided by operating activities:
          Depreciation                                                                            2,583
          (Increase) decrease in:
                     Accounts receivable other                                                   (7,499)
                     Inventory                                                                     (104)
                     Due from shareholder                                                        (1,751)
          Increase (decrease) in:
                     Accounts payable and accrued expenses                                        7,834
                     Payroll and sales taxes payable                                             (2,048)
--------------------------------------------------------------------------------------------------------
                     TOTAL ADJUSTMENTS                                                             (985)
--------------------------------------------------------------------------------------------------------

NET CASH FLOWS USED BY OPERATING ACTIVITIES                                                      (2,717)
--------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
          Principal repayment on equipment financing                                             (1,853)
--------------------------------------------------------------------------------------------------------
NET CASH FLOWS USED BY FINANCING ACTIVITIES                                                      (1,853)
--------------------------------------------------------------------------------------------------------

NET DECREASE IN CASH                                                                             (4,570)

CASH  - BEGINNING OF YEAR                                                                         8,438
--------------------------------------------------------------------------------------------------------

CASH - END OF YEAR                                                                 $              3,866
========================================================================================================

See accountants' audit report and accompanying notes

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

         NATURE OF OPERATIONS

         Ivans Quick Print Inc., (Company), was incorporated in the State of Florida in June 1985 and operated as quick print shop since it's inception.

         REVENUE RECOGNITION

         The company recognizes revenue on the accrual basis of accounting and recognizes income upon completion of the jobs.

         INCOME TAXES

         The Company is a regular C corporation for income tax purposes. For the year ended December 31, 1998, the Company had an available net operating loss carry-back that reduced the income tax liability for this year to zero. No effect of this income tax benefit is recorded for the year ended December 31, 1998.

         INVENTORIES

         Inventory, consisting of printing supplies, is valued at the lower of cost or market value using the first-in first-out method.

         PROPERTY AND EQUIPMENT

         Property and equipment, consisting of computers and manufacturing equipment is stated at cost, less accumulated depreciation. Depreciation commences when the assets are placed in service and is computed using the straight-line method over the estimated useful life of the assets, ten years.

         ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. These estimates and assumptions may affect the reported amounts of assets, liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.


         FAIR VALUE OF FINANCIAL INSTRUMENTS

         Cash, receivables, accounts payable, debt, accrued expenses and other liabilities are carried at amounts which reasonably approximate their fair value due to the short-term nature of these amounts or due to variable rates of interest which are consistent with current market rates.


NOTE 2 - NOTES PAYABLE BANK

         The Company is a party to a five-year note payable to a bank for the purchase of manufacturing equipment dated March 1996. The monthly payment is $203 and bears interest at 10.5 %. The loan is secured by a lien on the equipment. As of December 31, 1998 the current portion due on this loan is $2,058.

NOTE 3 - RELATED PARTIES

         The Company operates out of a facility owned by the shareholders. In lieu of a lease agreement the Company pays the costs associated with ownership of the property and charges them to rent. For the year ended December 31, 1998 the rent totaled approximately $ 30,373.

NOTE 4 - SUBSEQUENT EVENTS

         On August 27, 1999, the Company entered into a transaction with PrintOnTheNet.Com a publicly traded company. Under the terms of this transaction the Company sold certain assets, its customer list, and other intangible assets for a total price of $100,000 in cash and stock of the acquiring company.

To the Board of Directors of
PrintOnTheNet.Com


INDEPENDENT AUDITOR'S REPORT


I have audited the accompanying balance sheet of Ivan's Quick Print, Inc., a Florida corporation as of December 31, 1997 and the related statements of income and retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted this audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects the financial position of Ivan's Quick Print, Inc., as of December 31, 1997 and the results of operations and cash flows for the year then ended in conformity with generally accepted accounting principles.

Esteban Brown CPA, PA





Miami, Florida

November 8, 1999


IVAN'S  QUICK PRINT, INC.
BALANCE SHEET

----------------------------------------------------------------------------------------------------------------------------
As at December31, 1997
----------------------------------------------------------------------------------------------------------------------------
ASSETS

CURRENT ASSETS
      Cash                                                                                                $           8,438
      Accounts receivable                                                                                            17,793
      Inventory                                                                                                       2,813
      Shareholder loan                                                                                                1,657
----------------------------------------------------------------------------------------------------------------------------
                              TOTAL CURRENT ASSETS                                                                   30,701
----------------------------------------------------------------------------------------------------------------------------

PROPERTY AND EQUIPMENT
      Manufacturing equipment                                                                                        25,827
      Less accumulated depreciation                                                                                  (5,662)
----------------------------------------------------------------------------------------------------------------------------
                              PROPERTY AND EQUIPMENT, NET                                                            20,165
----------------------------------------------------------------------------------------------------------------------------

TOTAL ASSETS                                                                                              $          50,866
============================================================================================================================

LIABILITIES AND STOCKHOLDERS '  EQUITY

CURRENT LIABILITIES
      Note payable, current portion                                                                                   2,058
      Accounts payable and accrued expenses                                                                          20,619
      Payroll and sales taxes payable                                                                                 2,048
----------------------------------------------------------------------------------------------------------------------------
                              TOTAL CURRENT LIABILITIES                                                              24,725
      2
----------------------------------------------------------------------------------------------------------------------------

LONG -  TERM LIABILITIES
      Note payable long - term portion                                                                                4,339
----------------------------------------------------------------------------------------------------------------------------
                              TOTAL LONG  - TERM LIABILITIES                                                          4,339
----------------------------------------------------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY
      Paid-in capital                                                                                                   500
      Retained earnings                                                                                              21,302
----------------------------------------------------------------------------------------------------------------------------
                              TOTAL STOCKHOLDERS' EQUITY                                                             21,802
----------------------------------------------------------------------------------------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                                                $          50,866
============================================================================================================================

See accountants' audit report and accompanying notes


IVAN'S  QUICK PRINT, INC.
STATEMENTS  OF INCOME AND RETAINED EARNINGS

---------------------------------------------------------------------------------------------------------
For the year ended December 31, 1997
---------------------------------------------------------------------------------------------------------
REVENUES                                                                               $         288,878

COST OF SALES                                                                                    157,694
---------------------------------------------------------------------------------------------------------

          GROSS PROFIT                                                                           131,184
---------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
      Salaries and related costs                                                                  38,102
      Automobile expense                                                                          17,239
      Rent                                                                                        16,012
      Insurance                                                                                   13,326
      Maintenance                                                                                 12,297
      Office costs                                                                                10,009
      Telephone                                                                                    6,331
      Equipment rental                                                                             5,594
      Utilities                                                                                    4,719
      Depreciation                                                                                 2,058
      Professional fees                                                                              975
      Interest                                                                                       768
      Advertising                                                                                    689
      Laundry                                                                                        415
---------------------------------------------------------------------------------------------------------

          TOTAL OPERATING EXPENSES                                                               128,534
---------------------------------------------------------------------------------------------------------

NET INCOME                                                                                         2,650

RETAINED EARNINGS - BEGINNING                                                                     18,652
---------------------------------------------------------------------------------------------------------

RETAINED EARNINGS - ENDING                                                             $          21,302
=========================================================================================================

See accountants' audit report and accompanying notes


IVAN'S  QUICK PRINT, INC.
STATEMENT OF CASH FLOWS

---------------------------------------------------------------------------------------------------------
For the year ended December 31, 1997
---------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
      Net Income                                                                      $            2,650
---------------------------------------------------------------------------------------------------------

      Adjustments to reconcile net income to net cash provided by operating activities:
          Depreciation                                                                             2,058
          (Increase) decrease in:
              Accounts receivable                                                                     73
              Inventory                                                                              368
          Increase (decrease) in:
              Accounts payable and accrued expenses                                               (1,801)
              Payroll and sales taxes payable                                                       (248)
---------------------------------------------------------------------------------------------------------
              TOTAL ADJUSTMENTS                                                                      450
---------------------------------------------------------------------------------------------------------

NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES                                                    3,100
---------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
          Principal repayment on equipment financing                                              (1,669)
---------------------------------------------------------------------------------------------------------
NET CASH FLOWS USED BY FINANCING ACTIVITIES                                                       (1,669)
---------------------------------------------------------------------------------------------------------

NET INCREASE IN CASH                                                                               1,431

CASH  - BEGINNING OF YEAR                                                                          7,007
---------------------------------------------------------------------------------------------------------

CASH  - END OF YEAR                                                                   $            8,438
=========================================================================================================

See accountants' audit report and accompanying notes

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

         NATURE OF OPERATIONS

         Ivans Quick Print Inc., (Company), was incorporated in the State of Florida in June 1985 and operated as quick print shop since it's inception.

         REVENUE RECOGNITION

         The company recognizes revenue on the accrual basis of accounting and recognizes income upon completion of the jobs.

         INCOME TAXES

         The Company is a regular C corporation for income tax purposes. For the year ended December 31, 1997, the Company had an available net operating loss carry-back that reduced the income tax liability for this year to zero. No effect of this income tax benefit is recorded for the year ended December 31, 1997.

         INVENTORIES

         Inventory, consisting of printing supplies, is valued at the lower of cost or market value using the first-in first-out method.

         PROPERTY AND EQUIPMENT

         Property and equipment, consisting of computers and manufacturing equipment is stated at cost, less accumulated depreciation. Depreciation commences when the assets are placed in service and is computed using the straight-line method over the estimated useful life of the assets, ten years.

         ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. These estimates and assumptions may affect the reported amounts of assets, liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.



         FAIR VALUE OF FINANCIAL INSTRUMENTS

         Cash, receivables, accounts payable, debt, accrued expenses and other liabilities are carried at amounts which reasonably approximate their fair value due to the short-term nature of these amounts or due to variable rates of interest which are consistent with current market rates.

NOTE 2 - NOTES PAYABLE BANK

         The Company is a party to a five-year note payable to a bank for the purchase of manufacturing equipment dated March 1996. The monthly payment is $203 and bears interest at 10.5 %. The loan is secured by a lien on the equipment. As of December 31, 1997 the current portion due on this loan is $1,853.

NOTE 3 - RELATED PARTIES

         The Company operates out of a facility owned by the shareholders. In lieu of a lease agreement the Company pays the costs associated with ownership of the property and charges them to rent. For the year ended December 31, 1997 the rent totaled approximately $ 16,012.

NOTE 4 - SUBSEQUENT EVENTS

         On August 27, 1999, the Company entered into a transaction with PrintOnTheNet.Com a publicly traded company. Under the terms of this transaction the Company sold certain assets, its customer list, and other intangible assets for a total price of $100,000 in cash and stock of the acquiring company.


IVAN'S QUIK PRINT, INC.
CONDENSED BALANCE SHEETS
(UNAUDITED)

                                                                             JUNE 30,
                                                                             --------
                                                                 1999                        1998
                                                                 ----                        ----
ASSETS

CURRENT ASSETS
     Cash                                                     $       6,846                 $   4,115
     Accounts receivable, net                                        34,876                    28,257
     Due from shareholders                                           36,955                    12,292
     Inventory                                                        2,917
                                                                                                2,813
                                                            ----------------             -------------
         Total Current Assets                                        81,594                    47,477
                                                            ----------------             -------------

Property and equipment, net                                          11,782                    18,874
                                                            ----------------             -------------

                                                              $      93,376                 $  66,351
                                                            ================             =============

LIABILITIES AND SHAREH0LDERS' EQUITY

CURRENT LIABILITIES
     Accounts payable and accrued expenses                    $      18,766                 $  25,379
     Current portion of notes payable                                29,206                     2,985
     Income taxes payable                                             3,800                         -
                                                            ----------------             -------------
         Total Current Liabilities                                   51,772                    28,364
                                                            ----------------             -------------

NOTES PAYABLE                                                                                   2,485
                                                                          -

SHAREHOLDERS' EQUITY
     Common stock                                                       500                       500
     Retained earnings                                               41,104                    35,002
                                                            ----------------             -------------
         Total Shareholders' Equity                                  41,604                    35,502
                                                            ----------------             -------------

                                                              $      93,376                 $  66,351
                                                            ================             =============


                                       31

IVAN'S QUIK PRINT, INC.
CONDENSED STATEMENTS OF OPERATIONS AND RETAINED EARNINGS
(UNAUDITED)

                                                           For the Six Month Period Ended June 30,
                                                                 1999                   1998
                                                                 ----                   ----
Net sales                                                         $ 187,654             $ 183,230

Cost of sales                                                       100,926               110,485
                                                           -----------------       ---------------

     Gross profit                                                    86,728                72,745

Selling, General and Administrative Expenses                         59,072                55,635
                                                           -----------------       ---------------

Income from operations                                               27,656                17,110

Interest expense                                                      2,322                 3,410
                                                           -----------------       ---------------

Income before taxes                                                  25,334                13,700

Provision for income taxes                                            3,800                     -  (1)
                                                           -----------------       ---------------

         Net income                                                  21,534                13,700

         Retained earnings - beginning of period                     19,570                21,302
                                                           -----------------       ---------------

         Retained earnings - end of period                        $  41,104             $  35,002
                                                           =================       ===============

(1) Ivan's is a regular C corporation for income tax purposes. For the year ended December 31, 1997, Ivan's had an available net operating loss carry-back that reduced the income tax liability for the period to zero.


IVAN'S QUIK PRINT, INC.
CONDENSED STATEMENTS OF CASH FLOWS
(UNAUDITED)

                                                                For the Six Month Period Ended June 30,
                                                                  1999                         1998
                                                                  ----                         ----
Net income                                                         $  21,534                    $  13,700
Adjustments to reconcile net loss to net
  cash provided by operating activities:
         Depreciation                                                  5,801                        1,291
         Accounts receivable                                          (9,584)                     (10,464)
         Due from shareholders                                       (33,547)                     (10,635)
         Accounts payable and accrued expenses                        (5,887)                       2,712
                                                            -----------------           ------------------
         Total adjustments                                           (43,217)                     (17,096)

Net cash flows from operating activities                             (21,683)                      (3,396)

Cash flows from financing activities:
         Borrowings (repayments) under
         notes payable                                                24,663                         (927)
                                                            -----------------           ------------------
         NET INCREASE (DECREASE) IN CASH                               2,980                       (4,323)

         CASH AT BEGINNING OF PERIOD                                   3,866                        8,438
                                                            -----------------           ------------------

         CASH AT END OF PERIOD                                     $   6,846                    $   4,115
                                                            =================           ==================

(b) Unaudited Pro Forma Financial Information

     (1) Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1999

     (2) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the period from January 27, 1999 (inception) through June 30, 1999


PRINTONTHENET.COM, INC. UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

OVERVIEW
--------

         On August 30, 1999, the Company completed the acquisition of two South Florida printing companies: Bailey's and Ivan's. Bailey's was acquired for approximately $251,000. Of that, $50,000 was paid in cash, debt was assumed totaling $28,000, and the remaining portion of the purchase price was paid by delivery of shares of the Company's common stock having a value equal to $172,900. Ivan's was acquired for $100,000. Of that, $25,000 was paid in cash, and the remaining portion of the purchase price was paid by delivery of shares of the Company's common stock having a value equal to $75,000.

         The unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1999 and the unaudited Pro Forma Condensed Consolidated Statement of Operations for the period from January 27, 1999 (inception) to June 30, 1999 give effect to the acquisitions by the Company of Bailey's and Ivan's. These acquisitions have been accounted for using the purchase method of accounting. The unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1999 is presented as if the acquisitions of Bailey's and Ivan's had taken place on June 30, 1999. The unaudited Pro Forma Condensed Consolidated Statement of Operations is for the period from January 27, 1999 (inception) through June 30, 1999..

         The unaudited Pro Forma Condensed Consolidated Financial Statements have been prepared based upon the historical financial statements of the Company and the acquired subsidiaries for the periods stated above. Such pro forma statements may not be indicative of the results that would have occurred if the acquisitions had been consummated on the indicated dates, or of the operating results that may be achieved by the combined companies in the future.



PRINTONTHENET.COM, INC.
(A DEVELOPMENT STAGE COMPANY)
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
JUNE 30, 1999


                                           HISTORICAL    BAILEY'S   IVAN'S    COMBINED    ADJUSTMENTS     PRO FORMA
                                           ----------    --------   ------    --------    -----------     ---------
ASSETS
    Current Assets
         Cash                               $    3,863  $  2,688   $  6,846  $ 13,397    $  (9,534)  (1)  $   3,863
         Accounts receivable                         -    29,462     34,876    64,338      (64,338)  (2)          -
         Inventory                                   -     3,086      2,917     6,003       (4,003)  (3)      2,000
         Due from shareholders                       -         -     36,955    36,955      (36,955)  (2)          -
                                          ------------- ---------  --------- ---------   ----------       ----------
              Total Current Assets               3,863    35,236     81,594   120,693     (114,830)           5,863

    Property and equipment, net                  6,377    19,142     11,782    37,301      (10,924)  (3)     26,377
    Deposits                                    93,342     1,260          -    94,602       (1,260)  (2)     93,342
    Non compete agreement                            -         -          -         -       50,000   (4)     50,000
    Excess of cost over assets acquired              -         -          -         -      278,949   (4)    278,949
                                          ------------- ---------  --------- ---------   ----------       ----------

        Total Assets                        $  103,582  $ 55,638   $ 93,376  $252,596    $ 201,935        $ 454,531
                                          ============= =========  ========= =========   ==========       ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
    Current Liabilities
         Accounts payable and accrued
    expenses                                $   13,208  $ 18,232   $ 22,566  $ 54,006    $ (40,798)  (2)  $  13,208
         Current portion of notes
    payable and capital lease obligations            -     1,273     29,206    30,479      (29,206)  (5)      6,273

                                                                                             5,000   (1)

                                          ------------- ---------  --------- ---------   ----------       ----------
               Total current liabilities        13,208    19,505     51,772    84,485      (65,004)          19,481

         Shareholder loans                     164,800         -          -   164,800       75,000   (1)    239,800
         Notes payable and capital
    lease obligations                                -    11,776          -    11,776       10,000   (1)     21,776
                                          ------------- ---------  --------- ---------   ----------       ----------

             Total Liabilities                 178,008    31,281     51,772   261,061       19,996          281,057

    Stockholders' Equity
         Preferred stock                         1,000         -          -     1,000            -            1,000
         Common stock                           15,771     1,000        500    17,271       (1,500)  (6)    263,671

                                                                                           247,900   (7)
         Deficit accumulated during
    the development stage                      (91,197)   23,357     41,104   (26,736)     (64,461)  (6)    (91,197)
                                          ------------- ---------  --------- ---------   ----------       ----------
            Total Stockholders' Equity         (74,426)   24,357     41,604    (8,465)     181,939          173,474

        Total Liabilities &
    Stockholders' Equity                    $  103,582  $ 55,638   $ 93,376  $252,596    $ 201,935        $ 454,531
                                          ============= =========  ========= =========   ==========       ==========


PRINTONTHENET.COM, INC.
(A DEVELOPMENT STAGE COMPANY)
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED) FOR THE
PERIOD FROM JANUARY 27, 1999 (INCEPTION) THROUGH JUNE 30, 1999

                                          HISTORICAL   BAILEY'S    IVAN'S      COMBINED   ADJUSTMENTS    PRO FORMA
                                          ----------   --------    ------      --------   -----------    ---------
Net sales                                  $       -   $217,463   $ 156,379   $ 373,842   $        -     $  373,842


Cost of sales                                      -    120,416      84,105     204,521            -        204,521
                                          -----------  ---------  ----------  ----------  -----------    -----------

      Gross profit                                 -     97,047      72,274     169,321            -        169,321

Selling, General and Administrative
Expenses                                      78,972     74,617      49,226     202,815       12,709  (8)   215,524
                                          -----------  ---------  ----------  ----------  -----------    -----------

Income (loss) from operations                (78,972)    22,430      23,048     (33,494)     (12,709)       (46,203)


Interest expense                                 564      1,042       1,935       3,541          243  (9)     3,784

                                          -----------  ---------  ----------  ----------  -----------    -----------

Income (loss) before taxes                   (79,536)    21,388      21,113     (37,035)     (12,952)       (49,987)

Provision for income taxes                         -          -       3,167       3,167       (3,167)(10)         -
                                          -----------  ---------  ----------  ----------  -----------    -----------

     Net income (loss)                     $ (79,536)  $ 21,388   $  17,946   $ (40,202)  $   (9,785)    $  (49,987)
                                          ===========  =========  ==========  ==========  ===========    ===========

Basic and Dili\uted Earnings per
Common Share                                   (0.00)                                                         (0.00)
                                          ===========  =========  ==========  ==========  ===========    ===========

     Average common shares outstanding    19,134,102                                          23,956     19,158,058
                                          ===========  =========  ==========  ==========  ===========    ===========

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

(1) The Company did not purchase the cash balances of Bailey's and Ivans. The cash portion of the acquisitions was funded with borrowings of $75,000 from certain majority shareholders. The Company will pay the sellers of Bailey's an additional $15,000 over 3 years.
(2) Represents the elimination of assets and liabilities not purchased by the Company.
(3) Represents entries made to adjust the carrying value of inventory and property and equipment to fair value on the acquisition date.
(4) Represents an entry to record the specified value of the purchase price assigned to non-compete agreements which will be amortized over a 3 year period, and an entry to record the preliminary estimate of excess of purchase price over assets acquired, which will be amortized over a 10 year period.
(5) Represents an entry to eliminate $29,206 of Ivan's long term debt not being assumed by the Company, offset by an entry to record $13,049 of Bailey's long term debt that is being assumed by the Company.
(6) Represents entries made to eliminate the equity existing in Bailey's and Ivan's prior to the acquisitions.
(7) Represents entries made to record the fair value (as of the date of issuance) of 138,320 and 66,054 shares of the Company's Common Stock issued to the sellers (or their representatives) of Bailey's and Ivan's, respectively.
(8) Represents an entry to record $18,568 of amortization expense related to the non-compete agreements and the excess of purchase price over the assets acquired (see Note 4), offset by an entry to decrease depreciation expense by $5,859 relating to the adjustment in the carrying value of property and equipment (see Note 3).
(9) Represents entries made to adjust interest expense pertaining to the changes in long-term debt as identified in Notes 1 and 5.
(10) For tax purposes the Company has sufficient accumulated losses to offset the income generated by Bailey's and Ivan's, and therefore no deferred taxes are being presented relating to the net operating loss carryforward.

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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PRINTONTHENET.COM, INC.


Dated:  November 12, 1999                By: /S/ BENJAMIN ROGATINSKY
                                         ---------------------------
                                         Benjamin Rogatinsky
                                         Chief Executive Officer and Director












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